UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             Form 8-K


                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of report  August 24, 1998


                     CASINO RESOURCE CORPORATION



  Minnesota                       0-22242                  41-0950482
(State or other            (Commission File Number)    (IRS Employer
jurisdiction of incorporation)                          Identification No.)



        707 Bienville Boulevard, Ocean Springs, Mississippi 39564
                   (Address of Principal Executive Office)


Registrant's telephone number, including area code  (228) 872-5558






Item 5.   OTHER EVENTS

The Company accepted the resignation of the Chief Financial Officer, Maurice Gaudet, effective August 17, 1998.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CASINO RESOURCE CORPORATION



August 24, 1998
                              /s/ John J Pilger
                              --------------------------------
                              John J. Pilger
                              Chief Executice Officer